UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BMC Software, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following message was made available to all BMC Software, Inc. employees on July 5, 2012.

Have questions or need help voting? Call BMC Software’s proxy solicitor:

D.F. King & Co., Inc.

1-800-628-8536 (toll-free in U.S. or Canada)

1-212-269-5550 (call collect from all other countries)

1.	Have BMC Software and Elliott Associates reached an agreement in the proxy contest?

Yes, BMC and Elliott Associates have reached an agreement with respect to election of directors at BMC’s 2012 Annual Meeting of Stockholders. BMC and Elliott have determined that they can best serve all stockholders by resolving this proxy contest and seeking to work together in a productive manner.

2.	What will the agreement allow BMC to do?

The agreement, which is available at sec.gov, will enable the Board of Directors and BMC’s management team to continue focusing on maximizing stockholder value and providing superior returns to all stockholders.

3.	Where can I find more information about the agreement?

A press release from BMC is available on bmc.com. The agreement is available on sec.gov.

4.	What are the basic terms of the agreement?

As part of the agreement, BMC will increase the number of seats on the Board from 10 to 12, effective as of the 2012 Annual Meeting of Stockholders. BMC has nominated two of Elliott’s nominees, Jim Schaper and John Dillon, to fill the two new spots on the Board.

5.	How will adding Elliott’s two nominees change voting for the Board of Directors?

A revised WHITE proxy card that reflects the nomination of 12 candidates will be mailed to all stockholders. Stockholders can vote multiple times, but only the last vote cast will be counted.

6.	Do the Board of Directors and Elliott now support the revised slate of 12 directors?

Yes, the Board and Elliott join in supporting the revised slate of 12 nominees and urge you to elect the 12 nominees by voting on the revised WHITE proxy card or revised WHITE voting instruction form.

7.	Should I use the proxy card(s) or voting instruction form(s) previously sent to me?

BMC and Elliott request that you NOT vote on any proxy cards or voting instruction forms supplied prior to the agreement. If you have already voted, BMC and Elliott request that you SUBMIT A NEW VOTE USING THE REVISED WHITE PROXY CARD OR REVISED WHITE VOTING INSTRUCTION FORM

8.	What if I voted on a voting instruction form previously sent to me and do not return a new vote using the new voting instruction form?

Stockholders who previously voted “FOR ALL” for the 10 nominees do not need to submit a new ballot if they would like to vote “FOR” each nominee on the new slate of 12. Additional details about how shares will be voted if you do not submit a new ballot can be found in BMC’s definitive revised proxy statement.

9.	Does the revised WHITE proxy card or voting instruction form sent BMC’s supplemental proxy materials differ from the WHITE proxy card or voting instruction form previously sent?

Yes. The revised WHITE proxy card or voting instruction form that will be sent with BMC’s supplemental proxy materials differs from previous versions. It includes the slate of 12 nominees jointly supported by both BMC and Elliott.

10.	What is the Board’s recommendation with respect to the director election?

The Board unanimously recommends that you vote FOR all 12 nominees.

11.	Will votes on Elliott’s green proxy card or voting instruction form still count?

If you submitted or submit an unrevoked green proxy card from Elliott, your shares will not be included in determining whether or not a quorum is present and will not be counted in tabulating the number of votes cast. In that case, your vote on the green proxy card will have no effect on the outcome of the voting. You are encouraged to vote the revised WHITE proxy card or voting instruction form sent with BMC’s supplemental proxy materials.

Specifics on Voting Based on Types of Ownership

The following are brief instructions for voting BMC’s revised WHITE proxy card or voting instruction form for BMC’s 2012 annual shareholder meeting for:

1.	Street-name / ESPP plan holders

2.	Registered holders

3.	401(k) plan participants (U.S. employees only)

For assistance determining which category applies to your shares (if such information is unknown), you should call D.F. King at 1-800-628-8536 (toll free in the U.S. and Canada) or 1-212-269-5550 (call collect in all other jurisdictions).

1. Street-Name Holder (shares are held at a brokerage firm) / ESPP Holder

Once you have your revised WHITE voting instruction form containing your 12-digit control number for each account held, you may vote by any of the following methods:

•	Internet – Go to http://www.proxyvote.com and follow the instructions provided

•	Telephone – Call 1-800-690-6903 and follow the recorded instructions

•	Mail – Check the appropriate boxes on the revised WHITE voting instruction form, sign, date and return the voting instruction form in the enclosed envelope

•	Fax – Check the appropriate boxes on the revised WHITE voting instruction form, sign, date and fax the voting instruction form to 1-212-709-3305

2. Registered Shareholder

Once you have your revised WHITE proxy card and 9-digit control number for each account held, you may vote by any of the following methods:

•	Internet – Go to http://www.firstcoastresults.com/bmc.html and follow the instructions provided

•	Telephone – Call 1-800-303-7885 and follow the recorded instructions

•	Mail – Check the appropriate boxes on the revised WHITE card, sign, date and return the proxy card in the enclosed envelope

•	Fax – Check the appropriate boxes, sign, date and fax the revised proxy card to 1-212-709-3305

3. 401(k) Plan Participants

Once you have your revised WHITE voting instruction form and corresponding 14-digit control number, you may vote by any of the following methods:

•	Internet – Go to http://www.401kproxy.com and follow the instructions provided

•	Telephone – Call 1-800-597-7657 and follow the recorded instructions

•	Mail – Check the appropriate boxes, sign, date and return the revised voting instruction form in the enclosed envelope

•	Fax – Check the appropriate boxes, sign, date and fax the revised instruction card to 1-212-709-3305

FORWARD LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,” “will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the Securities and Exchange Commission (SEC), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this document.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this document, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

CERTAIN INFORMATION REGARDING PARTICIPANTS

BMC Software, Inc. (“BMC”), its directors and certain of its executive officers are deemed participants in the solicitation of proxies from BMC stockholders in connection with the matters to be considered at BMC’s 2012 Annual Meeting. In connection with the solicitation of proxies, BMC has filed a definitive proxy statement and other relevant documents concerning the proposals to be presented at BMC’s 2012 Annual Meeting with the U.S. Securities and Exchange Commission (the “SEC”). In connection with the 2012 Annual Meeting, BMC has mailed the definitive proxy statement to stockholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ BMC’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement BMC filed with the SEC on June 5, 2012. Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the definitive proxy statement for the 2012 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies will also be available at no charge at the Investors section of our corporate website at http://investors.bmc.com.

More Information	Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)

BMC Software Confidential. Do not distribute.